Van Kampen California Municipal Trust
                       Item 77(o) 10F-3 Transactions
                      January 1, 2003 - June 30,2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
  State of    06/20/  $104.6  1,706,860,0  1,000,0   0.059%  1.786    Morgan
 California     03       2        00         00                %     Stanley,
  Various                                                             Lehman
  Purpose                                                           Brothers,
  General                                                            Merrill
 Obligation                                                           Lynch,
   Bonds                                                             Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                     LLC, AG
                                                                     Edwards,
                                                                     Banc of
                                                                     America
                                                                    Securities
                                                                    LLC, Banc
                                                                       One
                                                                     Capital
                                                                     Markets
                                                                    Inc, Bear
                                                                    Stearns &
                                                                       Co,
                                                                    Citigroup,
                                                                    CIBC World
                                                                     Markets,
                                                                     EJ De La
                                                                      Rosa,
                                                                      First
                                                                      Albany
                                                                      Corp,
                                                                     Goldman
                                                                      Sachs,
                                                                      Great
                                                                     Pacific
                                                                    Securities
                                                                    , Grigsby
                                                                        &
                                                                    Associates
                                                                        ,
                                                                    Henderson
                                                                     Capital
                                                                    Partners,
                                                                    JP Morgan,
                                                                     Jackson
                                                                    Securities
                                                                      , Loop
                                                                     Capital
                                                                     Markets,
                                                                     OConnor
                                                                    Southwest
                                                                    Securities
                                                                    , Ramirez
                                                                       Co,
                                                                     Redwood
                                                                    Securities
                                                                    , Roberts
                                                                     and Ryan
                                                                    Investment
                                                                    s, Stone &
                                                                    Youngberg
                                                                       LLC,
                                                                      Sutter
                                                                    Securities
                                                                      , UBS
                                                                      Paine
                                                                     Webber,
                                                                      Wells
                                                                      Fargo
                                                                    Institutio
                                                                       nal
                                                                    Securities
                                                                    , Westoff
                                                                      Cone &
                                                                    Holmstedt